CENTRAL SECURITIES CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 21, 2012

     Notice is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at The University Club, One West 54th Street, 7th Floor, New York, New York on Wednesday, March 21, 2012 at 10:30 A.M., for the following purposes:

     1. To elect a board of six directors;

     2. To act upon a proposal to ratify the selection of KPMG LLP as independent registered public accounting firm for the Corporation for the ensuing year;

     3. To consider and vote upon a proposal to approve the adoption of the 2012 Incentive Compensation Plan for the Corporation as set forth and described in the Proxy Statement; and

     4. To act upon such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on January 27, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

By order of the Board of Directors,

Marlene A. Krumholz
Secretary

New York, New York
February 8, 2012

     A proxy is enclosed with this Notice and Proxy Statement. Please complete, SIGN and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs.

PROXY STATEMENT

February 8, 2012

CENTRAL SECURITIES CORPORATION
630 FIFTH AVENUE
NEW YORK, NEW YORK 10111
(Tel. No. 212-698-2020)

     This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 8, 2012 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the “Corporation”) for use at the Annual Meeting of Stockholders of the Corporation to be held on March 21, 2012, or any adjournment thereof (the “Meeting”). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of proposals (2) and (3). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

     The record date for stockholders entitled to vote at the Meeting is the close of business on January 27, 2012. On that date, the Corporation had outstanding 22,907,136 shares of Common Stock.

     The holders of the Corporation’s Common Stock shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, OF
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
AND OF EXECUTIVE OFFICERS

     The following table sets forth information based on data provided to the Corporation, as of December 31, 2011, regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of the Common Stock of the Corporation, of each nominee for election to the Board of Directors of the Corporation, of certain executive officers, and of all directors and executive officers as a group:

Name of Nominee to the Board of Directors, Officer, or Name of Beneficial Owner and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Simms C. Browning*	5,452		(2)
Donald G. Calder*	84,792	(3)	(2)
David C. Colander*	6,425		(2)
Jay R. Inglis*	2,191		(2)
Christian A. Johnson
Endeavor Foundation(4)	7,546,705		32.8
1060 Park Avenue
New York, New York 10128
Wilmot H. Kidd*	2,625,184	(5)(7)	11.4
Mrs. Wilmot H. Kidd	2,625,184	(5)(7)	11.4
1060 Park Avenue
New York, New York 10128
C. Carter Walker, Jr.*	359,668	(6)(7)	1.6
Marlene A. Krumholz	2,679		(2)
Andrew J. O’Neill	33,303		(2)
All directors and officers
as a group	2,819,897	(7)	12.3

*	Indicates nominee for election to the Board of Directors.

     The address of each nominee to the Board of Directors and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York, 10111.

     (1) Except as otherwise indicated, to the Corporation’s knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

     (2) As calculated on the basis of 23,005,136 shares of Common Stock outstanding on December 31, 2011, Messrs. Browning, Calder, Colander, Inglis, O’Neill and Ms. Krumholz each owned less than 1 percent of the outstanding Common Stock.

     (3) Includes 16,331 shares of Common Stock owned by Mr. Calder’s wife or for the benefit of their children and 9,677 shares of Common Stock owned by the Donald Grant and Ann Martin Calder Foundation (the “Calder Foundation”). Mr. Calder is the President and Treasurer of the Calder Foundation. He disclaims beneficial ownership of all such shares.

     (4) Mrs. Wilmot H. Kidd, whose husband is the President of the Corporation, is President and Trustee of the Christian A. Johnson Endeavor Foundation.

     (5) An aggregate of 2,625,184 shares of Common Stock were included in the shares beneficially owned by each of Mr. and Mrs. Kidd. The shares set forth for each of Mr. and Mrs. Kidd include 403,292 shares

(Footnotes continued on following page)

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(Footnotes continued from previous page)

of Common Stock owned by Mr. Kidd as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mrs. Kidd disclaims beneficial ownership; 853,371 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. Kidd disclaims beneficial ownership; and 1,342,596 shares of Common Stock held in trusts or LLCs for the benefit of Mr. and Mrs. Kidd’s children and other family members as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for each of Mr. and Mrs. Kidd also include 25,925 shares of Common Stock held in trust for the benefit of the children of Mr. C. Carter Walker, Jr. as to which Mr. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership.

     (6) Includes 300,868 shares of Common Stock held in trust for the benefit of Mrs. Wilmot H. Kidd or her children as to which Mr. Walker had shared investment power and shared voting power. Mr. Walker disclaims beneficial ownership of all such shares. Mr. Walker’s shares also include 8,200 shares pledged as collateral for a personal loan.

     (7) An aggregate of 300,868 shares of Common Stock as described in Note (6) were included in the shares beneficially owned by each of Mr. Kidd, Mrs. Kidd and Mr. Walker.

VALUE OF BENEFICIAL SHARE OWNERSHIP BY DIRECTORS

     The dollar range of the value of equity securities of the Corporation beneficially owned by each director as of December 31, 2011 is as follows:

Independent Directors	Dollar Range of Share Ownership
Simms C. Browning	Over $100,000
Donald G. Calder	Over $100,000
David C. Colander	Over $100,000
Jay R. Inglis	$10,001 - $50,000
C. Carter Walker, Jr.	Over $100,000

Interested Director
Wilmot H. Kidd	Over $100,000

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s directors, executive officers and persons who own more than ten percent of a registered class of the Corporation’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation’s knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other such reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

VOTING PROCEDURES

     The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked “withhold authority” with respect to the election of any one or more nominees for election as director will not be voted with respect to the nominee or nominees so indicated. The ratification of the selection of the independent registered public accounting firm of the Corporation and the approval of the 2012 Incentive Compensation Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked “abstain” with respect to this matter will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present for purposes of determining a quorum but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors nominates, based on the recommendation of the Nominating Committee, six directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors seeks as directors individuals who have high integrity, are business savvy, maintain an owner-oriented attitude and possess a deep genuine interest in the Corporation. The Board of Directors has nominated and recommends for election Mr. Simms C. Browning, Mr. Donald G. Calder, Mr. David C. Colander, Mr. Jay R. Inglis, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

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     Duly authorized proxies will be voted for the above-listed nominees. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Information about the nominees, including positions with the Corporation and directorships of public corporations during the past five years, is set forth below. This information includes the experience, qualifications and skills that each individual brings to the Board.

Interested Director:

     Wilmot H. Kidd, age 70, has been a director of the Corporation since 1972. He has served as its President since 1973 and in addition to his duties as President, became Chairman of the Board of Directors in 2010. Mr. Kidd is primarily responsible for the Corporation’s investments and research. Mr. Kidd has provided guidance to the Corporation and brings to the Board an understanding of the Corporation and its strategy acquired over 39 years of involvement with the Corporation.

Independent Directors:

     Simms C. Browning, age 71, has been a director of the Corporation since 2005. Mr. Browning retired in 2003 following a 33 year career with Neuberger Berman, LLC, an asset manager, where he served as a Vice President in research, sales and asset management capacities. He is a certified financial analyst. Mr. Browning brings to the Board extensive experience in research and investing.

     Donald G. Calder, age 74, has been a director of the Corporation since 1982. Mr. Calder has been the Chairman of Clear Harbor Asset Management, LLC since 2010 after a 45-year affiliation with G.L. Ohrstrom & Co., a private investment firm, where he served as President. During the past five years, Mr. Calder has also served as a director of Brown-Forman Corporation, Carlisle Companies, Inc. and Roper Industries, Inc. Mr. Calder’s brings to the Board knowledge of private equity investing. In addition, Mr. Calder’s service on other public company boards provides him with valuable experience.

     David C. Colander, age 64, has been a director of the Corporation since 2009. Mr. Colander is a Professor of Economics at Middlebury College. He has authored or co-authored numerous economics textbooks and articles. Mr. Colander brings to the Board insight with respect to general economic conditions.

     Jay R. Inglis, age 77, has been a director of the Corporation since 1973. He has been Vice President and General Counsel for International Claims Management, Inc., an insurance management company, since 2006. Prior thereto, he was Executive Vice President of National Marine Underwriters, an insurance management company. Mr. Inglis has a broad perspective based on his tenure on the Corporation’s Board as well as his experience as a lawyer, investment banker and insurance executive.

     C. Carter Walker, Jr., age 77, has been a director of the Corporation since 1974. He currently serves as the Corporation’s Lead Independent Director. Mr. Walker is a private investor with over forty years of bank and investment experience. He provides insight based on his years of experience on the Corporation’s Board.

     The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness.

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Board Composition and Leadership Structure

     Currently, all of the directors are independent except Mr. Kidd, who is an “interested person” as defined under the Investment Company Act of 1940. Mr. Kidd is the Chairman of the Board of Directors in addition to his position as President of the Corporation. The Board has also designated a Lead Independent Director who presides over executive sessions of the Directors and serves between meetings as a liaison between the Directors and management on various matters, including scheduling agenda items for Board meetings. Currently, Mr. Walker serves as the Lead Independent Director; however, the individual designated as Lead Independent Director may rotate from time to time. The Board holds executive sessions, without interested Directors or members of management, at least quarterly.

     The Board has determined that its current leadership structure is appropriate because it enables the Board to exercise informed and independent judgment through a leader who is directly accountable to the Board. Mr. Kidd’s extensive knowledge of the Corporation together with his strategic abilities provides the Board with strong leadership and helps improve the efficiency of decision making by the Board. The Board believes that this leadership structure is in the best interest of the Corporation and its stockholders at this time in light of Mr. Kidd’s unique qualifications, and that the appropriate leadership structure is a matter that should be discussed and determined by the Board from time to time based on all of the then-existing facts and circumstances.

Board Committees and Meetings

     The Board of Directors held eight regular meetings in 2011. All directors attended at least 75 percent of the meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors maintains an Audit Committee and a Compensation and Nominating Committee. Both the Audit Committee and the Compensation and Nominating Committee consist of Messrs. Browning, Calder, Colander, Inglis and Walker, each of whom are independent as defined in Section 803(A) of the NYSE Amex Exchange’s listing standards and none of whom are “interested persons” as defined under the Investment Company Act of 1940. The Board of Directors did not have a Compensation Committee as of December 31, 2011. However, in order to administer the 2012 Incentive Compensation Plan as described below in Proposal 3, on February 1, 2012, the Corporation renamed the Nominating Committee to be the Compensation and Nominating Committee and approved and adopted a revised charter for such committee.

     The Nominating Committee met once during 2011. In 2011, the committee was responsible for the review and recommendation of candidates for the Board of Directors. In 2012, in addition to these responsibilities, the Compensation and Nominating Committee will administer the 2012 Incentive Compensation Plan and review and approve the compensation of certain officers of the Corporation. The committee operates subject to a charter which may be viewed on the Corporation’s website at www.centralsecurities.com. The Compensation and Nominating Committee will consider director nominee recommendations by stockholders provided the names of such nominees, accompanied by relevant biographical information, are submitted in writing to the Secretary of the Corporation. Any such recommendation must be accompanied by a written statement from the individual indicating his or her consent to be named as a candidate, and, if nominated and elected, willingness to serve as director.

     In making its recommendations, the Compensation and Nominating Committee is responsible for identifying, through soliciting, recruiting and interviewing, candidates who meet the current needs of the Board. The

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Compensation and Nominating Committee does not have any specific minimum qualifications that must be met by a nominee. The Compensation and Nominating Committee considers, among other things, an individual’s judgment, background and experience including business experience, industry experience and financial background. The Compensation and Nominating Committee also considers whether the individual meets the independence requirements of the NYSE Amex and whether the individual would be considered an “interested person” under the Investment Company Act of 1940. With respect to nomination of continuing directors, the individual’s past service to the Board is also considered. In addition, the Compensation and Nominating Committee is guided by the following criteria: each Director should have integrity and the ability to work constructively with others, be business savvy, maintain an owner-oriented attitude and possess a deep genuine interest in the Corporation. Each Director should have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a Director, and each Director should be free of any conflict which would interfere with the proper performance of the responsibilities of a Director. The Compensation and Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying Board candidates. There are no differences in the manner in which the Compensation and Nominating Committee evaluates nominees for directors if the nominee is recommended by a stockholder.

     The Audit Committee assists the Board of Directors by overseeing the accounting and financial reporting process of the Corporation and the audits of its financial statements. It operates subject to a charter which has been reviewed by the Audit Committee and approved and adopted by the Board of Directors. The Audit Committee charter may be viewed on the Corporation’s website at www.centralsecurities.com. The Audit Committee met four times during 2011.

Oversight Responsibilities

     The Corporation’s operations entail a variety of risks including investment, administration, valuation and compliance matters. Although management of the Corporation is responsible for managing these risks on a day-to-day basis, the Board also addresses these risks as part of its regular meetings. In particular, as part of its general oversight, the Board reviews with management the risks being undertaken by the Corporation. The Audit Committee discusses the Corporation’s financial reporting and internal controls with management and the independent registered public accounting firm engaged by the Corporation. The Board reviews valuation policies and procedures and considers the valuation of illiquid securities. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls, policies and procedures to mitigate those risks. The Corporation believes that its leadership structure enhances risk oversight.

Stockholder Communications

     Stockholders may send written communications to any member of the Board of Directors c/o Corporate Secretary, Central Securities Corporation, 630 Fifth Avenue, New York, New York, 10111. All communications will be compiled by the Corporate Secretary and submitted to the director.

     Each of the Corporation’s directors is encouraged to attend the annual meeting of stockholders in person. All of the Corporation’s directors attended the Corporation’s 2011 Annual Meeting.

The Board of Directors recommends a vote FOR the election of each of the six nominees for Directors.

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REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed the audited financial statements of the Corporation for the year ended December 31, 2011, and has met with management and KPMG LLP, the Corporation’s independent registered public accounting firm, to discuss the audited financial statements.

     The Audit Committee received from KPMG LLP written disclosures regarding its independence and the letter required by the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with KPMG LLP its independence. In connection with its review, the Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. Au Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s auditors are “independent.”

     Based on its review and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report to Stockholders for the year ended December 31, 2011.

Members of the Audit Committee are:

Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

EXECUTIVE OFFICERS OF THE CORPORATION

     The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Ms. Marlene A. Krumholz, Vice President and Secretary, Mr. Andrew J. O’Neill, Vice President, and Mr. Lawrence P. Vogel, Vice President and Treasurer. Information concerning Mr. Kidd is given above under “Election of Directors.” Ms. Krumholz, 48, was elected Secretary in 2001 and Vice President in 2009. Mr. O’Neill, 39, joined the Corporation in 2009 and was elected Vice President in 2011. Prior thereto, he was a Vice President and Senior Analyst, Sanford C. Bernstein & Co. LLC. Mr. Vogel, 55, joined the Corporation in 2009 and was elected Vice President in 2009 and Treasurer in 2010. Mr. Vogel was a Vice President of Ameriprise Financial, Inc. from 2008 to 2009 and Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President, Seligman Group of Investment Companies prior thereto. Executive officers serve as such until the election of their successors.

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COMPENSATION

     The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 2011 for services in all capacities:

Name of Person, Position	Aggregate Compensation		Pension or Retirement Benefits Accrued as Part of Expenses(1)
Simms C. Browning
Director	$ 28,750
Donald G. Calder
Director	27,000
David C. Colander
Director	28,750
Jay R. Inglis
Director	29,000
C. Carter Walker, Jr.
Lead Independent Director	31,500
Wilmot H. Kidd
resident and Chairman(2)	950,000		$36,750
Andrew J. O’Neill
Vice President	700,000	(3)	36,750
Marlene A. Krumholz
Vice President and Secretary	350,000	(3)	36,750

(1)	Represents contributions to the Corporation’s Profit Sharing Plan.
(2)	All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.
(3)	Includes compensation of $300,000 and $50,000 accrued in 2011 for Mr. O’Neill and Ms. Krumholz, respectively, deferred until January 2012.

     Each director who is not an officer is paid an annual retainer of $16,000, a fee of $1,000 for each Board of Directors meeting attended in person and $750 for participating in a Board of Directors meeting by telephone. Each member of the Audit Committee and the Compensation and Nominating Committee is paid $1,000 for each committee meeting attended in person and $750 for participating in a committee meeting by telephone. The Lead Independent Director is paid an additional annual retainer of $5,000. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings. If the 2012 Incentive Compensation Plan described in Proposal 3 is approved by the Corporation’s stockholders, each non-employee director who is elected a director at, or who was previously elected and continues as a director after, each annual meeting of stockholders will receive, pursuant to the 2012 Incentive Compensation Plan, 500 shares of the Corporation’s Common Stock each year immediately following such annual meeting in addition to the compensation described above. As of December 31, 2011, the market value of 500 shares of the Corporation’s Common Stock was approximately $10,230.

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Profit Sharing Plan

     The Profit Sharing Plan (the “Plan”) allows contributions by the Corporation from its profits of up to 25 percent of an employee’s compensation; for the year ended 2011 the Corporation contributed 15 percent of employee compensation to the Plan, subject to Internal Revenue Code limitations. Generally, all salaried employees of the Corporation are eligible to participate in the Plan. The vested contributions credited to an employee’s account are payable at normal retirement (age 65), early retirement (age 55), or disability retirement, death or other termination of employment and may be paid in various forms, including a lump sum cash payment or a monthly annuity. Each participant’s benefits vest after three years of employment.

     Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more investment companies from a selection provided from time to time by the Plan Administrator. Such investment companies include, among others, U.S. Treasury funds; corporate, government and international bond funds; and general and specialized stock funds.

PROPOSAL 2. RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

Audit Fees and Services

     During the last two fiscal years, the Corporation engaged KPMG LLP for its services as follows:

	2011		2010
Audit fees	$63,100	(1)	$62,500	(1)
Audit-related fees	0		0
Tax fees	18,000	(2)	17,800	(2)
All other fees	0		0
Total	$81,100		$80,300

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

(2)	Includes fees for services performed with respect to tax compliance and tax planning.

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     All of the audit and tax services provided by KPMG LLP for fiscal years 2011 and 2010 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

     At a meeting held February 1, 2012, a majority of the directors who were not “interested persons” (as defined under the Investment Company Act of 1940) selected KPMG LLP to act as independent registered public accountants for the Corporation during 2012. A representative of KPMG LLP is not expected to be present at the Meeting.

     Stockholders are invited to ratify the selection of KPMG LLP as independent registered public accounting firm of the Corporation for the year 2012. KPMG LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

     The Board of Directors recommends a vote FOR this proposal.

(3) PROPOSAL OF THE BOARD OF DIRECTORS TO APPROVE ADOPTION OF THE
2012 INCENTIVE COMPENSATION PLAN FOR THE CORPORATION

     The Board of Directors has adopted an Incentive Compensation Plan for the Corporation, called the 2012 Incentive Compensation Plan (the “2012 Plan”) and is submitting the 2012 Plan to you for your approval. The Corporation applied for and received an order from the SEC permitting implementation of the 2012 Plan under the Investment Company Act of 1940. The SEC entered the order on February 1, 2012. Approval of this proposal would make 1,000,000 shares, approximately four percent of the Corporation’s outstanding shares on the effective date of the 2012 Plan, available to be granted over the life of the 2012 Plan (ten years subject to reapproval by stockholders after five years). The full text of the 2012 Plan is attached hereto as Exhibit A and is summarized below. The following summary is qualified in its entirety by reference to the 2012 Plan.

Reasons for the 2012 Plan

     Because the investment management business is highly competitive, the Board of Directors believes that the Corporation’s successful operation depends on the ability to continue to attract, motivate and retain its professional staff with competitive compensation packages similar to those offered by its competitors. Unlike most investment funds, the Corporation is internally-managed and does not have an outside investment advisor who manages the portfolio. We rely solely upon our staff of salaried employees to do all that is required in order for the Corporation to operate, including managing the portfolio and administering the Corporation for our stockholders. We have operated with this management structure for decades. Many of the companies with whom we now compete for management talent are not registered companies and are thus able to offer their directors, officers and other personnel various types of compensation, including equity participation in the enterprise, as well as cash incentive and performance based compensation.

     The purpose of the 2012 Plan is to aid the Corporation in securing and retaining key employees of outstanding ability by making it possible to offer them an incentive, in the form of equity interests in the Corporation or cash performance awards, to join or continue in the service of the Corporation, and to focus their efforts for its success. The Board of Directors believes that it is in your best interest for it to have the ability to grant equity interests or cash performance awards to employees to help the Corporation continue

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its efforts to produce the optimal investment returns that you seek and to more closely align the interests of employees with those of its stockholders. A plan with the flexibility and limits described below is an effective way to address the Corporation’s needs going forward.

     We remain committed to enhancing stockholder value and managing the dilution to the Corporation’s net asset value that may be caused by the 2012 Plan. There are restrictions in place that will limit the size of grants under the 2012 Plan.

For these reasons, the Board of Directors unanimously recommends that you vote FOR the adoption of the 2012 Plan.

Summary of the 2012 Plan

Administration

     The 2012 Plan will be administered by the Compensation and Nominating Committee of the Board of Directors (the “Committee”). The Committee is and will be composed solely of three or more directors who are deemed to be independent directors under applicable law and regulations and are not currently employees of the Corporation. The current members of the Committee are Messrs. Browning, Calder, Colander, Inglis and Walker, each of whom satisfies these criteria.

     The Committee will have the general responsibility to ensure that the 2012 Plan is operated in a manner that serves the best interests of the Corporation’s stockholders. Prior to making any grants of awards, but at least annually, the Committee will review the potential impact that the grant, exercise or vesting of awards could have on the Corporation’s earnings and net asset value per share. The Committee will also maintain adequate procedures and records relating to that review.

Eligible Participants

     The Committee will approve and recommend to the Board, and the Board will have full and final authority to ratify, the Corporation’s directors, officers, and employees selected to receive awards under the 2012 Plan. The individuals who receive grants under the 2012 Plan are referenced to in this Proxy Statement individually as a “Participant” and collectively as “Participants.” All of the Corporation’s six full-time employees are eligible to participate in the 2012 Plan. In addition, all non-employee directors of the Corporation will be eligible to participate in the 2012 Plan and will receive awards as described below under “Non-Employee Director Awards.” Since it is within the discretion of the Committee and the Board to determine which employees will receive grants under the 2012 Plan and the type and amount thereof, these matters cannot be specified at present.

Available Shares

     The Corporation will reserve and make available for use as awards 1,000,000 shares of the Corporation’s Common Stock, which is expected to be approximately four percent of the Corporation’s Common Stock outstanding on the effective date of the 2012 Plan. The Committee may adjust the number and kind of shares available for use in awards when certain corporate transactions occur such, as a stock split, which affect the price of the Corporation’s Common Stock.

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     Under the 2012 Plan, no single Participant may be granted awards relating to more than 35 percent of the shares of the Corporation’s Common Stock reserved for issuance under the 2012 Plan. In addition, the 2012 Plan limits the total number of shares that may be awarded to any single Participant in any 36-month period in connection with all types of awards to 250,000 shares of Common Stock. Grants to non-employee directors are limited to those described below. See “Non-Employee Director Awards.”

Awards

     The 2012 Plan permits the Committee, to grant the following types of awards:

  bonus stock;

  restricted stock;

  restricted stock units; and

  cash awards.

     In addition, the 2012 Plan permits dividend equivalents to be awarded in connection with any award under the 2012 Plan while the awards are outstanding or otherwise subject to a restriction. The 2012 Plan permits the Committee to prescribe in an award agreement any other terms and conditions of that award. As described below, the Committee may designate any award under the 2012 Plan as a performance award subject to performance conditions. The 2012 Plan is also intended to qualify certain compensation awarded under the 2012 Plan for tax deductibility under Internal Revenue Code Section 162(m) (“Code Section 162(m)”).

     The types of awards are described more fully below. Grants to non-employee directors are limited to those described below. See “Non-Employee Director Awards.”

     Bonus Stock. The 2012 Plan permits the Committee to make grants of bonus stock. Except as otherwise determined by the Committee, bonus stock will vest immediately and shall not be subject to any restrictions.

     Restricted Stock. The 2012 Plan permits the Committee to make grants of shares of the Corporation’s Common Stock as restricted stock. Restricted stock is stock that is subject to restrictions on transferability, risk of forfeiture and/or other restrictions. A Participant who receives restricted stock will have all the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends, unless the Participant is limited by the terms of the 2012 Plan or any award agreement relating to the restricted stock. Except as otherwise determined by the Committee, during the period of restriction, the Participant may not sell, transfer, pledge, hypothecate, margin or otherwise encumber the restricted stock.

     Unless otherwise determined by the Committee, restrictions on restricted stock will lapse in three equal installments after each of the first, second and third anniversaries of the date of the grant, subject to the Participant’s continued employment or service with the Corporation. Except as the Committee otherwise determines, effective immediately after termination of a Participant’s employment or service during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and returned to the Corporation, provided that the Committee may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of restricted stock.

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     Restricted Stock Units. The 2012 Plan permits the Committee to make grants of restricted stock units to Participants. Restricted stock units represent rights to receive stock and are subject to certain restrictions and a risk of forfeiture. Except as the Committee otherwise determines, restrictions on restricted stock units will lapse and stock in respect of the Participant’s restricted stock units will be delivered to the Participant in three equal installments after the first, second and third anniversaries of the date of grant, subject to the Participant’s continued employment or service with the Corporation. Except as the Committee otherwise determines, effective immediately after termination of a Participant’s employment or service during the applicable restriction period, restricted stock units that are at that time subject to restrictions will be forfeited provided that the Committee may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of restricted stock units.

     Cash Awards. The 2012 Plan permits the Committee to make grants of awards paid in cash. Cash awards in excess of the limitations for deductibility under Code Section 162(m) may be granted only upon the attainment of performance goals specified by the Committee. The Committee may substitute shares of Common Stock for all or a portion of the cash payment otherwise required to be made pursuant to a cash award. Cash awards to any one Participant may not exceed $3,000,000 with respect to any fiscal year.

     Dividend Equivalents. Under the 2012 Plan, and if to the extent provided for in the applicable award agreement, recipients of restricted stock units will be entitled to receive dividend equivalents in respect of such awards or any portion thereof as specified in the applicable award agreement equal to the amount or value of any cash or other dividends or distributions payable on an equivalent number of shares of Common Stock. Any such dividend equivalents will be paid in shares of the Corporation’s Common Stock, cash or a combination thereof as and when provided for in the applicable award agreement.

     Performance Awards. The 2012 Plan will permit the Committee to make any award under the 2012 Plan subject to performance conditions. The Corporation may pay performance awards in cash or shares of the Corporation’s Common Stock. The grant, exercise and/or settlement of performance awards will be contingent upon achievement of pre-established performance goals, unless the Committee determines that a performance award is not intended to qualify as “performance-based compensation” for purposes of Code Section 162(m). (Code Section 162(m) provides that compensation in excess of $1 million to certain officers of a public company is not deductible for income tax purposes unless it qualifies as “performance-based compensation.”) In granting a Performance Award, the Committee will establish a targeted level or levels of performance measured by one or more of the following business criteria: (1) earnings per share; (2) revenues, increase in revenues, the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income, pretax earnings before interest, depreciation, amortization and/or incentive compensation, pretax operating earnings, operating earnings; (9) total stockholder return; (10) performance of managed funds; (11) increase in market share of assets under management; (12) reduction in costs; (13) expense ratios; (14) minimum amount of net assets under management; (15) increase in the fair market value of the Corporation’s Common Stock; and (16) any of the above goals as compared to the performance of the Standard & Poor’s 500 Stock Index or any other published index deemed applicable by the Committee.

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     These performance goals are objective and seek to meet the requirements of Code Section 162(m). The Committee will measure whether a Participant has achieved a performance goal over a performance period of at least one year and up to ten years for a performance award. The Committee may reduce the amount paid to a Participant in connection with a performance award, but may not increase the amount unless the Committee determines at the time of grant that the award was not intended to qualify as “performance-based compensation” for purposes of Code Section 162(m).

     Forfeiture of Awards. Shares of Common Stock subject to an award under the 2012 Plan that are cancelled, expired, forfeited, settled in cash or otherwise terminated without delivery of shares to the Participant, plus the number of shares withheld or surrendered in payment of any taxes relating to any award, will again be available for awards under the 2012 Plan, except if such shares could not again be available to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for awards to Participants who are not subject to such limitation.

Non-Employee Director Awards

     Immediately following each annual meeting of stockholders, each non-employee director who is elected a director at, or who was previously elected and continues as a director after, that annual meeting shall receive an award of 500 shares of vested bonus stock without restrictions.

Operation of the 2012 Plan

     Under the 2012 Plan, the Committee, subject to ratification by the Board, may grant awards (except for non-employee director awards) either alone or in addition to or in substitution or exchange for any other award or any award granted under another plan of the Corporation or any subsidiary of the Corporation. This flexibility is intended to provide the Committee with the ability to grant alternative forms of compensation to Participants at comparable economic values. If the Committee grants an award in substitution or exchange for another award, the Committee will require the Participant to surrender the other award for the new award.

     Generally, Participants may not transfer awards to other persons except to a beneficiary upon a Participant’s death or by will or the laws of descent and distribution. In addition, awards may be transferred pursuant to a qualified domestic relations order. A Participant generally must exercise each award during the Participant’s lifetime, except that awards and other rights may be transferred to one or more beneficiaries or other transferees during the lifetime of the Participant to facilitate estate planning.

Amendment and Termination

     The Board may amend, alter, suspend, discontinue or terminate the 2012 Plan or the Committee’s authority to recommend any grants of awards under the 2012 Plan without the consent of stockholders or Participants. However, any amendment or alteration to the 2012 Plan shall be subject to the approval of the Corporation’s stockholders if federal or state law or regulation, including the rules of the NYSE Amex, requires such approval. Neither the Board nor the Committee may take any action that would materially and adversely affect the rights of a Participant under any previously granted or outstanding award without the Participant’s consent.

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2012 Plan Effective Date and Stockholder Approval

     The 2012 Plan has been adopted by the Board. If the Corporation’s stockholders approve the 2012 Plan, the 2012 Plan will become effective immediately upon approval by stockholders. The Board will review the 2012 Plan no less frequently than annually. Unless terminated or amended, during the fifth year of the 2012 Plan, the Board will resubmit the 2012 Plan to the Corporation’s stockholders for reapproval and all awards made during that year prior to such reapproval will be contingent upon such reapproval. No awards under the 2012 Plan may be granted after ten years from the effective date of the 2012 Plan.

Disclosure of Awards Granted

     The Corporation will disclose the existence and nature of awards granted in accordance with applicable regulatory and accounting standards, generally in future proxy statements and reports to stockholders.

Federal Income Tax Consequences

     The following is a brief summary of the principal United States federal income tax consequences of awards under the 2012 Plan. The summary is not intended to be exhaustive and does not describe state, local or foreign tax laws.

     Bonus Stock. Upon the award of vested bonus stock without restrictions, a Participant will recognize taxable income and the Corporation will be entitled to a deduction in an amount equal to its fair market value at the time the stock is awarded.

     Restricted Stock. Except as noted below, a Participant normally will not recognize taxable income upon an award of restricted stock, and the Corporation will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the Participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time, plus the amount of the dividends and interest thereon to which the employee then becomes entitled. To the extent dividends are paid currently, the Participant will recognize taxable ordinary income at the time such dividends are received and the Corporation will be entitled to an equal deduction at that time subject to the limitations of Code Section 162(m). However, a Participant may elect under Internal Revenue Code Section 83(b) to recognize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at the time of receipt of the restricted stock, determined without regard to the restrictions. The Corporation will be entitled to a deduction in the same amount and at the same time as the Participant recognizes income, subject to the limitations of Code Section 162(m). Dividend equivalents on restricted stock for which an election under Internal Revenue Code Section 83(b) has been timely made will be taxed as regular dividends and the Corporation will not be entitled to a deduction for such dividends.

     Restricted Stock Units. The grant of a restricted stock unit will not result in any immediate tax consequences to the Participant or the Corporation. Upon payment or settlement of a restricted stock unit award or payment of any dividend equivalents, the Participant will recognize taxable ordinary income, and the Corporation will be entitled to a deduction, equal to the fair market value of the shares, cash or the dividend equivalents on the date received, subject to the limitations of Code Section 162(m).

     Dividend Equivalents. Dividend equivalents generally will be taxed as compensation income (subject to ordinary income tax rates) when paid. The Corporation will be entitled to a deduction in the same amount and at the same time as the Participant recognizes income, subject to the limitations of Code Section 162(m).

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     Cash Awards. The granting of a cash award to a Participant will result in taxable income to the Participant and an equal deduction to the Corporation subject to the limitations of Code Section 162(m).

     Payouts of Performance Awards. The designation of an award as a performance award will not change the tax treatment described above to an employee who receives such an award. Such a designation however, is intended to enable such award to qualify as performance-based compensation not subject to the $1 million limitation on deductible compensation under Code Section 162(m).

     The Corporation will withhold applicable taxes from amounts paid in satisfaction of an award.

The Board of Directors unanimously recommends that you vote FOR Proposal 3 and that you thereby approve our adoption of the 2012 Incentive Compensation Plan.

OTHER MATTERS

     The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

2013 STOCKHOLDER PROPOSALS

     Any stockholder proposals for inclusion in the Corporation’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 (“14a-8 proposals”) must be received by the Corporation at its office at 630 Fifth Avenue, New York, New York 10111 on or prior to October 11, 2012.

     Pursuant to Rule 14a-4 of the Securities and Exchange Act of 1934, the Corporation will have discretionary voting authority with respect to any non-Rule 14a-8 proposals for the 2013 Annual Meeting of Stockholders that are not received by the Corporation on or prior to December 25, 2012.

MISCELLANEOUS

     The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

     A copy of the Annual Report including financial statements for the year ended December 31, 2011 is enclosed.

     Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR T
HE SHAREHOLDER MEETING TO BE HELD ON MARCH 21, 2012

     This Proxy Statement and the Annual Report are available free of charge on the Corporation’s website at www.centralsecurities.com/financialreports.cfm

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Exhibit A

CENTRAL SECURITIES CORPORATION
2012 INCENTIVE COMPENSATION PLAN

1. Purpose.

     The purpose of this 2012 Incentive Compensation Plan (the “Plan”) is to assist Central Securities Corporation (the “Corporation”) in attracting, retaining, motivating and rewarding high-quality executives, employees and non-employee directors who provide services to the Corporation and/or its Subsidiaries (as defined below), enabling such persons to acquire or increase a proprietary interest in the Corporation in order to strengthen the mutuality of interests between such persons and stockholders of the Corporation. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986 to the extent deemed appropriate by the Committee (as defined below).

2. Definitions.

As used in the Plan, the following words shall have the following meanings:

(a) “Award” means any award of Restricted Stock, Restricted Stock Units, Cash Awards or Bonus Stock granted to an Eligible Person pursuant to the provisions of the Plan;

(b) “Award Agreement” means the written agreement evidencing an Award under the Plan;

(c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate;

(d) “Board of Directors” means the Board of Directors of the Corporation;

(e) “Bonus Stock” means Common Stock granted to an Eligible Person under Section 6(e) hereof;

(f) “Cash Award” means an award denominated in cash granted to an Eligible Person under

Section 6(d) hereof;

(g) “Change in Control” means, except as otherwise provided in an Award Agreement, any event that constitutes a “change of control event” (as defined in Final Treasury Regulation Section 1.409A-3(i)(5)) with respect to the Corporation;

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto;

(i) “Committee” means the Compensation Committee of the Board of Directors, or such other committee of three or more Non-Employee Directors designated by the Board of Directors to

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administer the Plan; provided, however, that the Committee shall consist solely of three or more directors, each of whom shall not be an “interested person” of the Corporation within the meaning of the Investment Company Act and shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “outside director” as defined under Code Section 162(m) unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Code Section 162(m);

(j) “Common Stock” means common stock, par value $1.00 per share, of the Corporation and such other securities as may be substituted (or resubstituted) for Common Stock pursuant to Section 10(c) hereof;

(k) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(d) of the Plan;

(l) “Dividend Equivalents” means an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable by the Corporation on one share of Common Stock to stockholders of record, which amount may be awarded in connection with any Award under the Plan while such Award is outstanding or otherwise subject to a restriction period on a like number of shares of Common Stock under such Award;

(m) “Effective Date” means the date on which the Corporation’s stockholders approve the adoption of the Plan;

(n) “Eligible Persons” means (i) any person, including officers and directors, in the regular employment of the Corporation and/or any Subsidiary on a full-time basis and (ii) for purposes of Awards made pursuant to Section 9 hereof, any Non-Employee Director of the Corporation;

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto;

(p) “Fair Market Value” means the mean of the high and low sale prices of Common Stock as reported on the NYSE Amex (or such other national securities exchange or automated inter-dealer quotation system on which the Common Stock has been duly listed and approved for quotation and trading) on the relevant date, or if no sale of the Common Stock is reported for such date, the next preceding day for which there is a reported sale;

(q) “Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, including rules thereunder and successor provisions and rules thereto;

(r) “Non-Employee Director” means a director of the Corporation who is not, at the time an Award is to be granted under the Plan, an employee of the Corporation or any of its Subsidiaries;

(s) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person;

(t) “Performance Award” means an Award granted to an Eligible Person which is conditioned upon satisfaction, during a period of at least one year but in no event more than ten years, of performance criteria established by the Committee;

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(u) “Restricted Stock” means an award of Common Stock granted to an Eligible Person under Section 6(b) hereof;

(v) “Restricted Stock Unit” means an award that represents the right to receive Common Stock granted to an Eligible Person under Section 6(c) hereof;

(w) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act

(x) “Section 409A” means Section 409A of the Code; and

(y) “Subsidiary” means (i) any corporation or other entity in which the Corporation, directly or indirectly, controls 50% or more of the total combined voting power of such corporation or other entity and (ii) any corporation or other entity in which the Corporation has a significant equity interest and which the Committee has determined to be considered a Subsidiary for purposes of the Plan.

3. Administration of the Plan.

     (a) Authority of the Committee and the Board of Directors. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. The Committee shall approve and recommend to the Board of Directors, and the Board of Directors shall have full and final authority to ratify, in each case subject to and consistent with the provisions of the Plan, Eligible Persons selected to become Participants, grants of Awards, the type, number and other terms and conditions of Awards, and the terms of Award Agreements (which need not be identical for each Participant). The Committee shall have full and final authority to prescribe rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. Any action of the Committee (subject to ratification by the Board of Directors if applicable) shall be final, conclusive and binding on all persons, including the Corporation, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Board of Directors, the Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to it, him or her by any officer or employee of the Corporation, the Corporation’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Board of Directors and of the Committee and any officer or employee of the Corporation acting at the direction or on behalf of the Board of Directors or the Committee shall not be personally liable for any action or determination taken or made, or not taken or made, in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.

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4. Stock Subject to Plan.

     (a) Overall Number of Shares of Common Stock Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Common Stock reserved and available for delivery in connection with Awards under the Plan (other than any shares of Common Stock issued in payment of Dividend Equivalents) shall be 1,000,000, and in no event will the number of shares of Common Stock reserved and available for delivery in connection with Awards under the Plan exceed 4.4% of the outstanding shares of Common Stock. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

     (b) Application of Limitation to Grants of Awards. No Award denominated by reference to shares of Common Stock may be granted if the number of shares of Common Stock to be delivered in connection with such Award exceeds the number of shares of Common Stock remaining available for grant under the Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     (c) Availability of Shares Not Delivered under Awards. Shares of Common Stock subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, plus (i) the number of shares withheld in payment of any taxes relating to any Award and (ii) the number of shares surrendered in payment of any taxes relating to any Award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

5. Eligibility; Award Limitations.

     (a) Awards may be granted under the Plan only to Eligible Persons.

     (b) Subject to the maximum number of shares of Common Stock available for Awards under the Plan, in any thirty-six month period during which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 250,000 shares of Common Stock. No Eligible Person may be granted Awards denominated by reference to shares of Common Stock, or be issued shares of Common Stock in settlement of Awards not initially denominated by reference to shares of Common Stock, that in the aggregate exceed 35% of the shares of Common Stock initially available for delivery, as adjusted in accordance with Section 10(c); provided, however, that, for the avoidance of doubt, Cash Awards that are settled in cash shall not count against such limit. The limitations set forth in this Section 5(b) are subject to adjustment as provided in Section 10(c). Cash Awards are subject to the limitations set forth in Section 6(d)(i) hereof.

6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. The Committee may impose on any Award or the settlement thereof, at the date of grant in an Award Agreement or thereafter (subject to Section 10(f)), such additional terms and conditions, not inconsistent with the pro-

A-4

visions of the Plan, as the Committee shall determine, including terms regarding the treatment of Awards in the event of termination of employment or service on the Board of Directors by the Participant and terms permitting a Participant to make elections relating to his or her Award, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the settlement) of any Award.

(b) Restricted Stock. Restricted Stock may be granted to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant in an Award Agreement or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). Except as otherwise determined by the Committee and set forth in an Award Agreement, and subject to Sections 6(b)(ii) and 10(d), restrictions on Restricted Stock will lapse in three equal installments after each of the first, second and third anniversaries of the date of grant, subject to the Participant’s continued employment or service with the Corporation.

(ii) Forfeiture. Except as otherwise determined by the Committee, effective immediately after termination of employment or service with the Corporation during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock and that the Corporation retain physical possession of the certificates. In addition, the Participant shall deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock whether certificated or uncertificated.

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(iv) Dividends, Capital Gains Distributions and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends or capital gains distributions paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock. Except as otherwise determined by the Committee, Common Stock distributed in connection with a stock split, stock dividend or capital gains distribution, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed.

(c) Restricted Stock Units. Restricted Stock Units may be granted to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except as otherwise determined by the Committee and set forth in an Award Agreement, and subject to Sections 6(c)(ii) and 10(d), the restrictions on Restricted Stock Units will lapse and Common Stock in respect of the Participant’s Restricted Stock Units shall be delivered to the Participant in three equal installments after each of the first, second and third anniversaries of the date of grant, subject to the Participant’s continued employment or service with the Corporation.

(ii) Forfeiture. Except as otherwise determined by the Committee, effective immediately after termination of employment or service with the Corporation during the applicable restriction period, Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(iii) Dividend Equivalents. If and to the extent provided for in the applicable Award Agreement, a recipient of Restricted Stock Units may be entitled to receive Dividend Equivalents in respect of such Restricted Stock Units or any portion thereof as specified in the applicable Award Agreement equal to the amount or value of any cash or other dividends or distributions payable on an equivalent number of shares of Common Stock. Any such Dividend Equivalents shall be paid in shares of Common Stock, cash or a combination thereof, with or without interest, as and when provided for in the applicable Award Agreement.

(d) Cash Awards. Cash Awards may be granted to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. A Cash Award shall confer on the Participant to whom it is granted a right to receive cash (subject to the last sentence hereof), the amount of which may be based on the achievement, over a specified period of time, of performance goals. The amount that may be paid to any one Participant with respect to Cash Awards shall not exceed $3,000,000 with respect to any fiscal year. Cash Awards may be satisfied in cash, by delivery of the number of shares of Common Stock val-

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ued at the Fair Market Value on the payout date (or, in the discretion of the Committee, the day immediately preceding that date), or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii) Forfeiture. Except as otherwise determined by the Committee, effective immediately after termination of employment or service with the Corporation during the applicable performance period, Cash Awards that are at that time subject to restrictions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Cash Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Cash Awards.

(e) Bonus Stock.

(i) Grant and Restrictions. Bonus Stock may be granted to Eligible Persons. Except as otherwise determined by the Committee and set forth in an Award Agreement, Bonus Stock shall vest immediately and shall not be subject to any restrictions.

(ii) Certificates for Stock. Bonus Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Bonus Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions, if any, applicable to such Bonus Stock and that the Corporation retain physical possession of the certificates. In addition, the Committee may require that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Bonus Stock whether certificated or uncertificated.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional and Substitute Awards. Awards granted under the Plan may be granted either alone or in addition to, or in substitution or exchange for, any other Award or any award granted under another plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or any Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. Such additional and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or such other award as described above, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(c) Form and Timing of Payment under Awards; Deferrals. Notwithstanding the terms of the Plan but subject to any applicable Award Agreement, payments to be made by the Corporation upon the settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash or Common Stock, and, to the extent permitted by Section 409A, may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash

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paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events, to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A. Installment or deferred payments may be required by the Committee to the extent necessary to qualify payments for deductibility under Code Section 162(m), or permitted at the election of the Participant on terms and conditions established by the Committee in accordance with Section 409A. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Common Stock. Any payments mandatorily deferred by the Committee to qualify such payments for deductibility under Code Section 162(m) shall include a reasonable rate of interest. Notwithstanding any other provision of the Plan to the contrary, no deferral will be permitted under the Plan if it will result in the Plan becoming an “employee pension benefit plan” under Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is not otherwise exempt under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Corporation that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Performance Awards.

(a) Performance Conditions. The right of a Participant to receive a settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions; provided, however, that all Performance Awards shall comply with the requirements of Section 8(b) hereof unless the Committee specifically determines at the time of grant that such Award is not intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Designated Covered Employees. Unless the Committee determines that a Performance Award is not intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), the settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of per-

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formance goals being “substantially uncertain”. The Committee may determine that such Performance Awards shall be settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. Consistent with the requirements of Code Section 162(m) and regulations thereunder, one or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified Subsidiaries or business units of the Corporation (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues, increase in revenues, the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income, pretax earnings, pretax earnings before interest, depreciation, amortization and/or incentive compensation, pretax operating earnings, operating earnings; (9) total stockholder return; (10) performance of managed funds; (11) increase in market share or assets under management; (12) reduction in costs; (13) expense ratios; (14) minimum amount of net assets under management; (15) increase in the Fair Market Value of Common Stock; and (16) any of the above goals as compared to the performance of the Standard & Poor’s 500 Stock Index or any other published index deemed applicable by the Committee.

(iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of at least one year but in no event more than ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash or Common Stock, or a combination thereof, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c) Written Determinations. All determinations made by the Committee as to the establishment of performance goals or Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b) shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). No Performance Award intended to qualify under Code Section 162(m) shall be paid until the Committee has certified in writing that the applicable performance goals have been achieved. The Committee may not delegate any responsibility relating to such Performance Awards.

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     (d) Status of Section 8(b) Awards under Code Section 162(m). It is the intent of the Corporation that Performance Awards under Section 8(b) hereof granted to persons who are likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean any Eligible Person who receives a Performance Award unless the Committee determines, at the time of grant, that such Award is not intended to qualify as “performance-based compensation” for purposes of Code Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. Awards to Non-Employee Directors. Immediately following each Annual Meeting of Stockholders, each Non-Employee Director who is elected a director at, or who was previously elected and continues as a director after, that Annual Meeting shall receive an Award of 500 shares of vested Bonus Stock without restrictions, subject to adjustment as provided in Section 10(c). At the effective date of any Non-Employee Director’s initial election to the Board of Directors, such Non-Employee Director shall be granted an Award of 500 shares of vested Bonus Stock without restrictions, subject to adjustment as provided in Section 10(c). Such Bonus Stock shall be the same as and subject to the same provisions as are applicable to Bonus Stock that may be awarded pursuant to Section 6(e).

10. General Provisions.

     (a) Compliance with Legal and Other Requirements. The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Common Stock or payment of other benefits in compliance with applicable laws, rules and regulations, listing requirements or other obligations.

     (b) Limits on Transferability; Beneficiaries. Except as otherwise determined by the Committee, no Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights

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that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant to facilitate estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon and only to the extent permitted under Section 409A in the case of an Award that provides for a “deferral of compensation” within the meaning of Section 409A). In addition, Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant pursuant to a qualified domestic relations order. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     (c) Adjustments. In the event that any dividend, capital gains distribution or other distribution (whether in the form of cash, Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number of shares of Common Stock subject to the Plan as set forth in Section 4(a), (ii) the number and kind of shares of Common Stock which may be delivered in connection with Awards granted thereafter, (iii) the number and kind of shares of Common Stock by which per-person Award limitations are measured under Section 5 hereof, (iv) the number and kind of shares of Common Stock subject to or deliverable in respect of outstanding Awards and (v) the exercise price or grant price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Corporation, any Subsidiary or any business unit, or the financial statements of the Corporation or any Subsidiary or business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Corporation, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant, provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause (i) Awards granted under Section 6 hereof and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder or (ii) Awards that provide for a “deferral of compensation” within the meaning of Section 409A to fail to satisfy the requirements of Section 409A.

     (d) Change in Control. Notwithstanding any other provision of the Plan, if a Change in Control shall occur, then, unless prior to the occurrence thereof the Board of Directors shall determine otherwise by vote of at least two-thirds of its members, except with respect to previously granted and outstanding Awards sub-

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ject to Section 409A for which no such determination may be made, (i) all restrictions on all Restricted Stock awarded under the Plan shall forthwith lapse, (ii) all outstanding Restricted Stock Units and Cash Awards shall forthwith be paid in cash or settled by the issuance of Common Stock thereunder and (iii) all Performance Awards shall be paid out as if each performance period had been completed or satisfied and as if achievement of the applicable performance goals was sufficient to enable a payment equal to the maximum amount provided for in the Performance Awards.

     (e) Taxes. The Corporation is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Common Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (f) Changes to the Plan and Awards. The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Corporation’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board of Directors may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, subject to Section 10(c), without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto to the extent permitted by applicable law and regulations, except as otherwise provided in the Plan; provided that, subject to Section 10(c), without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

     (g) Limitation on Rights Conferred under the Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation, (ii) interfering in any way with the right of the Corporation to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Corporation unless and until the Participant is duly issued or transferred shares of Common Stock in accordance with the terms of an Award.

     (h) Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Common Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided that the Committee may authorize the creation of trusts and deposit therein cash, Common Stock,

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other Awards or other property, or make other arrangements to meet the Corporation’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan except as otherwise determined by the Committee with the consent of each affected Participant.

(i) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor its submission to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

(j) Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

(l) Plan Effective Date and Stockholder Approval. The Plan has been adopted by the Board of Directors, including all of the Non-Employee Directors, and will become effective upon approval of the Plan by the stockholders of the Corporation. The Plan shall be reviewed by the Board of Directors no less frequently than annually. The Plan shall remain in effect until all Awards have been settled or terminated under the terms of the Plan and applicable Award Agreements; provided, however, that Awards under the Plan may be granted only within ten (10) years from the Effective Date.

(m) Compliance with Section 409A.

(i) The Plan and the Award Agreements are intended to either comply with or be exempt from Section 409A, and, to the maximum extent permitted, the Plan and the Award Agreements shall be interpreted and construed accordingly. Notwithstanding the foregoing, payments under the Plan and the Award Agreements will be interpreted to be exempt from Section 409A to the maximum extent possible. The Corporation shall have the discretion and authority to amend the Plan or any Award Agreement at any time to satisfy any requirements of Section 409A or rulings or other guidance published by the U.S. Treasury Department interpreting Section 409A (including, without limitation, correction programs). Notwithstanding anything in the Plan or any Award Agreement to the contrary, in no event shall the Corporation, any of its affiliates or its agents, or any member of the Board of Directors have any liability for any taxes imposed in connection with a failure of the Plan or any Award Agreement to comply with Section 409A.

(ii) For purposes of any provision of the Plan or any Award Agreement that provides for the payment of an amount that is a “deferral of compensation” (within the meaning of Section 409A) upon or as a result of a termination of employment, a termination of employment shall not be deemed to have occurred unless such termination of employment is also a “separation from service” within the meaning of Section 409A.

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(iii) For purposes of any provision of the Plan or any Award Agreement that provides for the payment of an amount that is a “deferral of compensation” (within the meaning of Section 409A) upon or as a result of a termination of employment, then, notwithstanding any other provision in the Plan or any Award Agreement to the contrary, such payment will not be made to an Eligible Person or Participant until the day after the date that is six months following the separation from service date (the “Specified Employee Payment Date”), but only if, as of such separation from service date, such Eligible Person or Participant is a “specified employee” (as defined under Section 409A and pursuant to any relevant procedures that the Corporation may establish). For the avoidance of doubt, on the Specified Employee Payment Date, the Eligible Person or Participant will be paid in a single lump sum all payments that otherwise would have been made to him or her under the Plan or any Award Agreement during that six-month period but were not because of this paragraph. This paragraph will not be applicable after the Eligible Person’s or Participant’s death.

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Central Securities Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	x

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2 and 3.
1. Election of Directors:
	For	Withhold		For	Withhold		For	Withhold
01 - Simms C. Browning	o	o	02 - Donald G. Calder	o	o	03 - David C. Colander	o	o
04 - Jay R. Inglis	o	o	05 - Wilmot H. Kidd	o	o	06 - C. Carter Walker, Jr.	o	o

	For	Against	Abstain
2. Approval of KPMG LLP as independent registered public accounting firm for 2012.	o	o	o	4. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.
	For	Against	Abstain
3. Consideration and approval of the adoption of the 2012 Incentive Compensation Plan.	o	o	o

B	Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	o

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Central Securities Corporation

Proxy Solicited on Behalf of the Board of Directors of
the Company for Annual Meeting March 21, 2012

The undersigned hereby appoints WILMOT H. KIDD and MARLENE A. KRUMHOLZ, and each of them, as attorneys with power of substitution, to represent the undersigned at the annual meeting of stockholders of Central Securities Corporation to be held at The University Club, One West 54th Street, 7th Floor, New York, New York on March 21, 2012 at 10:30 o’clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposals 2 and 3.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)